UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2023

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
2275 Research Boulevard, Suite 600, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
(301) 468-8848
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CBNK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Capital Bancorp, Inc. (the “Company”) held on May 18, 2023 (the “Annual Meeting”), the Company’s stockholders voted on: (i) the election of three director nominees (Proposal 1); (ii) the approval of amending the Company's Amended and Restated Articles of Incorporation (the "Articles") to require that directors be elected by a majority of votes cast in uncontested elections (Proposal 2); (iii) the approval of amending the Articles to require the approval of holders of a majority, rather than two-thirds, of the Company's shares for general amendments to the Articles (Proposal 3); and (iv) the ratification of the appointment of the Company’s independent registered public accounting firm for fiscal year 2023 (Proposal 4). These matters were submitted to a vote through the solicitation of proxies. Each of the proposals is described in further detail in the Company’s Definitive Proxy Statement. Other than the four proposals addressed below and described in the Company’s Definitive Proxy Statement, no other proposal was submitted at the Annual Meeting for stockholder action. Each of the four proposals that were voted on at the Annual Meeting were approved by the Company’s stockholders. On the record date for the Annual Meeting, there were 14,101,774 shares of the Company's common stock issued, outstanding, and entitled to vote. Stockholders holding 12,278,230 shares of common stock were present at the Annual Meeting, in person or represented by proxy. The results of the votes are set forth below:

Proposal 1 – To elect three Class III directors to serve for a three-year term ending at the 2026 Annual Meeting of Stockholders.

CLASS III DIRECTORS	FOR	WITHHELD	BROKER NON-VOTES
Jerome R. Bailey	9,475,478	1,433,611	1,369,141
Steven J. Schwartz	8,496,461	2,412,628	1,369,141
James F. Whalen	8,212,046	2,697,043	1,369,141

Proposal 2 – To amend the Articles to require that directors be elected by a majority of votes cast in uncontested elections.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,594,529	265,679	48,881	1,369,141

Proposal 3 – To amend the Articles to require the approval of holders of a majority, rather than two-thirds, of the Company's shares for general amendments to the Articles.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,554,058	308,812	46,219	1,369,141

Proposal 4 – To ratify the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for fiscal year 2023.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,224,084	50,131	4,015	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

By: /s/ Edward F. Barry
Name: Edward F. Barry
Title: Chief Executive Officer
May 22, 2023

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